UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                     FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2003

                                  3Si Holdings, Inc.
          (Exact name of registrant as specified in its chapter)

                                       Wyoming
                 (State or other jurisdiction of incorporation)

                                     000-09358
                              (Commission File Number)

                                       83-0245581
                           (IRS Employer Identification No.)

                       6886 S. Yosemite Street, Centennial, CO
                      (Address of principal executive offices)

                                       80112
                                    (Zip Code)

        Registrant's telephone number, including area code (720) 493-1660

                                        N/A
         (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     On May 16, 2003, Balogh & Tjornehoj, LLP resigned as the principal independent accountant assigned to audit the financial statements of the Registrant.

     The resignation of Balogh & Tjornehoj, LLP (the "Former
Auditor") was accepted and approved by the Board of Directors.

     During the Registrant's two most recent fiscal years, including the three subsequent interim periods preceding the resignation, there were no disagreements with the Former Auditor on any matter of accounting principles of practice, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Auditor, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The Former Auditor's report on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The Former Auditor has discussed going concern uncertainties with the Board of Directors and made appropriate modifications to its report dated September 19, 2002 on the June 30, 2002 financial statements.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

     1  Balogh & Tjornehoj, LLP letter to the Registrant, dated
        May 16, 2003.

     2  Balogh & Tjornehoj, LLP letter to the Securities and
     Exchange Commission, dated May 20, 2003

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       3Si Holdings, Inc.
                                          (Registrant)

Date:  May 21, 2003                    /s/Jerry K. Thorson
                                      Jerry K. Thorson, Chief Executive Officer


                                   EXHIBIT 1


May 16, 2003



Frank W. Backes
Chief Financial Officer
3Si Holdings, Inc.
6886 South Yosemite Street
Centennial, CO  80111


Dear Mr. Backes:

This is to confirm that the client-auditor relationship between 3Si Holdings, Inc. (Commission File Number 000-09358) and Balogh &
Tjornehoj, LLP has ceased.


Sincerely,

s://Balogh & Tjornehoj, LLP

cc: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington, DC 20549

                                     EXHIBIT 2

Securities and Exchange Commission
450 5th Street, NW
Washington, D.C. 20549



Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of 3Si Holdings, Inc. dated May 16, 2003.



s://Balogh & Tjornehoj, LLP
Denver, CO
May 22, 2003